SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

                Date of Report:  June 1, 2004

                KIWI NETWORK SOLUTIONS, INC.
   ------------------------------------------------------
   (Exact Name of Registrant as specified in its charter)

        Nevada                              76-0616468
------------------------              ------------------------
(State of Incorporation)              (IRS Employer ID Number)


2929 East Commercial Blvd. Suite 610, Ft. Lauderdale, FL 33308
--------------------------------------------------------------
                (Address of Principal Offices)

       Registrant's telephone number:  (954) 771-5500
                                     -------------------

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

       Effective June 1, 2004, the Company has retired 3,000,000 shares of Series A Preferred Stock held by Bradley Wilson, the Company's President. These shares were retired and cancelled for no consideration to Mr. Wilson. Mr. Wilson retains 1,000,000 shares of Series A Preferred Stock.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     Schedule of Exhibits.  The following exhibits are
     --------------------
furnished in accordance with the provisions of Item 601 of Regulation S-B:

None.




                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  June 1, 2004            KIWI NETWORK SOLUTIONS, INC.

                               /s/ Bradley Wilson
                               ------------------------------
                               By:  Bradley Wilson
                               Its:  President